1998 ANNUAL REPORT
--------------------------------------------------------------------------------




                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
                                                            (R)

                             BUILDING FOR THE FUTURE
                            WITH SOLID INVESTMENTS(R)


                                1998 AT A GLANCE
------------------------------------------------------------------------------------------------------------------------

THE COMPANY                                                 STOCK DATA

o  a closed-end equity investment company                   NYSE Symbol......................................ADX
o  objectives:    preservation of capital                   Market Price as of 12/31/98..................$26 5/8
                  reasonable income                         Discount.......................................18.2%
                  opportunity for capital gain              52-Week Range...................$28 1/4  - $21 13/16
o  internally-managed                                       Shares Outstanding........................51,876,651
o  low expense ratio
o  low turnover



SUMMARY FINANCIAL INFORMATION
                                                                                   YEAR ENDED DECEMBER 31
                                                                            1998                              1997
------------------------------------------------------------------------------------------------------------------------


Net asset value per share                                         $        32.54                    $        28.51
Total net assets                                                   1,688,080,336                     1,424,170,425
Unrealized appreciation                                              879,139,734                       665,179,036
Net investment income                                                 22,579,513                        20,784,601
Total realized gain                                                   82,933,498                        71,696,127
Total return (based on market value)                                       19.3%                             33.1%
Total return (based on net asset value)                                    23.7%                             30.7%
Expense ratio                                                              0.22%                             0.39%

------------------------------------------------------------------------------------------------------------------------






1998 DIVIDENDS AND DISTRIBUTIONS

                                                            AMOUNT
PAID                                                      (PER SHARE)                   TYPE
------------------------------------------------------------------------------------------------------------------------

March 1, 1998                                                $0.05                      Long-term capital gain
March 1, 1998                                                 0.07                      Investment income
June 1, 1998                                                  0.12                      Investment income
September 1, 1998                                             0.12                      Investment income
December 28, 1998                                             1.60                      Long-term capital gain
December 28, 1998                                             0.14                      Investment income
------------------------------------------------------------------------------------------------------------------------

                                                             $2.10
========================================================================================================================



1999 ANNUAL MEETING OF STOCKHOLDERS

LOCATION: The Pierre, New York, New York
DATE: March 30, 1999
TIME: 10 a.m.
HOLDERS OF RECORD: February 12, 1999

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]


                                PORTFOLIO REVIEW
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
   TEN LARGEST PORTFOLIO HOLDINGS (12/31/98)

                                                  MARKET VALUE                % OF NET ASSETS
                                                  ------------                ---------------
   General Electric Co.                            $ 66,810,000                      4.0
   Solectron Corp.                                   55,762,500                      3.3
   Cisco Systems Inc.                                43,505,859                      2.6
   American International Group, Inc.                39,133,125                      2.3
   Nokia Corp. Pfd. ADR                              36,131,250                      2.1
   Petroleum & Resources Corporation*                35,083,081                      2.1
   MCI WorldCom, Inc.                                30,135,000                      1.8
   Lilly (Eli) & Co.                                 27,551,250                      1.6
   Qwest Communications International, Inc.          26,382,800                      1.6
   ALZA Corp.                                        26,125,000                      1.5
                                                     ----------                      ---

   Total                                           $386,619,865                     22.9%
   ---------------------------
   * Non-controlled affiliate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Weightings (12/31/98)

[Bar Graph appears here with the following values]


Basic Industries              2.1%
Capital Goods                 8.5%
Consumer                     14.2%
Energy                        5.4%
Financial                    18.1%
Health Care                  14.5%
Technology                   18.2%
Transportation                2.9%
Utilities                    14.3%
Cash & Equivalent             1.9%
--------------------------------------------------------------------------------

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



Your Company again provided strong returns from its investments in 1998. In this annual report, you will find our financial statements for the year, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Company.

THE YEAR IN REVIEW
The strength of the economy in 1998 once again confounded most observers, as expectations of a marked slowdown went unfulfilled. While 1997 had been a year of relatively smooth growth, 1998 turned out to be one of wide variation. The year got off to a very strong start, driven by heavy spending on equipment by business and a jump in consumer spending. One of the factors affecting equipment spending during the year was the effort by many companies to resolve their potential computer problems with the turn of the century (the so-called Y2K problem). A great many old computers and other equipment using computer controls were replaced during the year. The Company's own Y2K program is discussed later in this letter. Consumer spending was broadly based on both durable goods, such as automobiles and entertainment equipment, and on non-durables, particularly services. The growth in consumer spending was fueled by a modest increase in wage income and, more importantly, the creation of many new jobs.

In the second quarter, the reverberations from the economic problems in Asia were felt strongly, as cheap imports from abroad displaced some domestic sales and severely limited pricing power in other areas. Domestic companies responded to this competition by cutting capacity, laying off workers, and generally bringing costs down. Economic growth slowed dramatically, consumer confidence declined, and earnings reports for the quarter were disappointing. The stock market peaked in July and dropped precipitously, correcting by over 19% in short order. High quality, large-capitalization stocks held up better than most, but those with any exposure to Southeast Asia were penalized. By the end of August, investors determined that the situation was not as bad as they had thought and sought bargains in the markets. The economy did not decelerate, but indeed showed unexpected strength as consumer spending continued to grow, though not quite as rapidly as earlier in the year.

The Federal Reserve Board, concerned about the economy, financial market liquidity, and the situation overseas, cut short-term interest rates three times in the latter part of the year. The lack of any evidence of incipient inflation was, of course, critical in the Fed's decisions to reduce rates. Investors interpreted the action as an indication of the willingness of the government to do its best to keep the economy growing and stock prices began to recover. Despite the effect of a protracted labor dispute at General Motors, there was an acceleration in growth in the third quarter with good follow-through into the final quarter of the year. Stock prices surpassed their old highs in November and have continued to set new records in early 1999. The focus continued on the largest-capitalization companies, which exhibited strong, predictable growth. Negative earnings surprises were announced by companies in virtually every industry during the year, so predictability became more and more important.

With many stable, large-capitalization stocks in its portfolio, Adams Express realized an excellent return in 1998. While we did not participate in the Internet mania directly, since the bulk of the companies in the industry have speculative valuations, several of the companies we do own are involved in Internet activities and did exceptionally well. Our holdings in telephone utility (now called communications services by Standard & Poor), technology, and health care companies were the greatest contributors to our returns, while basic materials, energy and consumer distribution holdings lagged the overall return of the portfolio.

For the year ended December 31, 1998, the return on net assets of Adams Express, including income and capital gains distributions, was 23.7%, compared to a return of 18.1% for the Dow Jones Industrials and 28.7% for the Standard & Poor's 500. Based on market prices, the Company's return was 19.3%, as the discount of the Company's market price to its net asset value widened from 15.2% at the beginning of the year to 18.2% at year-end. Our holdings of cash and short-term investments amounted to 1.7% of net assets at year-end compared to 1.9% a year ago.

INVESTMENT RESULTS
At the end of 1998 our net assets were $1,688,080,336 or $32.54 per share on 51,876,651 shares outstanding as compared with $1,424,170,425 or $28.51 per share on 49,949,239 shares outstanding a year earlier.

Net investment income for the year 1998 was $22,579,513 compared to $20,784,601 for the year 1997. These earnings are equal to $0.45 and $0.43 per share, respectively, on the average number of shares outstanding throughout each year.

Net realized gains amounted to $82,933,498 during the year, while the unrealized appreciation on investments increased from $665,179,036 at December 31, 1997 to $879,139,734 at year end.

DIVIDENDS AND DISTRIBUTIONS
As announced on November 12, 1998, a year-end distribution consisting of investment income of $0.14 and capital gains of $1.60 was made on December 28, 1998, both realized and taxable in 1998. On January 14, 1999, an additional distribution of $0.12 per share was declared payable March 1, 1999, representing the balance of undistributed net investment income and capital gains earned during 1998 and an initial distribution from 1999 net investment income, all taxable to shareholders in 1999.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
2

--------------------------------------------------------------------------------

OUTLOOK FOR 1999
Our expectations for the U.S. economy in 1999 are modest, as they were a year ago for 1998. Capital spending is not expected to grow at the double digit rates of the past two years, as a number of industries are suffering from excess capacity. In addition, we expect Y2K-associated computer spending to decline dramatically this year. In the second half of 1998, the consumer was the principal driver of growth; with little wage growth expected and fewer jobs created, it is doubtful that the consumer will continue to spend as heavily in 1999. One of the possible stimulants to the economy this year is a gradual improvement in the Asian situation. Outside of Japan, there are signs that the worst of the crisis is over and the economies of the developing countries are no longer deteriorating rapidly. Also, the dollar has weakened against some key currencies, making the prices of U.S. goods more competitive in the rest of the world. Europe has entered a new era with a single trading currency, which may have some interesting ramifications for trade with this country. With trade simplified within the zone, opportunities for American producers may decline in Europe. Alternatively, easier trade may enable the region to grow more rapidly, improving the demand for goods from all sources.

Our general conclusion as to the economic outlook is very much the same as a year ago, namely that we expect a slowdown in growth to the 2% range. Whereas last year we were more pessimistic than most, now we seem to be closer to the consensus. There still does not seem to be evidence of inflationary forces impacting prices, so the Federal Reserve has room to cut interest rates in order to stimulate activity if necessary. Our greatest concern at this juncture is the valuation of stocks, whether relative to book value, earnings, cash flow, or any other traditional measure. Company fundamentals seem to have little bearing on what people think stocks are worth. Current Wall Street estimates of 17% growth in the earnings of the Standard & Poor's 500 stocks seem outlandish compared to the 2% growth projected for the economy as a whole. Our position continues to be to invest in companies whose long term outlooks and current balance sheets are strong and risks of disappointment are small. We are thus confident that the portfolio will perform well regardless of disruptions in the domestic or the global economy.

YEAR 2000 READINESS DISCLOSURE
As the millennium approaches, the Company, along with other investment companies and financial institutions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The date problem relates to computer programs which only use two digits to identify the date. For example, 00 could be interpreted as 1900. Therefore, all computer programs must process data using appropriate date coding. The Company has established a Year 2000 project team, which reports directly to the Chairman of the Board. The project team has been testing its in-house hardware and software systems for the Y2K issue and has been monitoring the Year 2000 compliance status of the Company's principal outside vendors. The Company's custodian bank and transfer agent, The Bank of New York, has confirmed it will meet all interim and final regulatory deadlines and will be fully compliant in 1999. Since the Company has investments in companies that may be materially adversely affected by the Y2K issue, the Company could also be adversely affected. For this reason, all of the companies whose securities are held in the Company's portfolio have been sent surveys to determine their Y2K readiness. The Securities Industry Association (SIA) is scheduled to perform industry tests in March and April 1999 and the Company, along with its industry vendors, is planning to participate. The Company has incurred no significant costs and does not reasonably expect any additional significant costs relating to the Year 2000 issue. A contingency plan is being formulated to deal with utility power outages and other Y2K problems, which may have a direct effect on the Company. Despite these efforts, there is no assurance that any adverse impact on the Company will be avoided.
                                   ----------
Mr. Augustine R. Marusi resigned from the Board of Directors as of October 8, 1998. Mr. Marusi joined the Board in 1971 while he was Chairman of the Board and President of Borden Inc. His keen insight, warm personality, and extensive business knowledge have been of great value to the Company. We would like to take this opportunity to express our sincere appreciation for his 27 years of service and wish him well in the future.

Effective January 4, 1999, Ms. Christine M. Griffith was elected by the Board of Directors as Assistant Treasurer. Ms. Griffith was formerly a Manager at PricewaterhouseCoopers LLP.

The proxy statement for the Annual Meeting of Stockholders to be held in New York City on March 30, 1999, will be mailed on or about February 16, 1999 to holders of record on February 12, 1999.

By order of the Board of Directors,


/s/ DOUGLAS G. OBER                          /s/ JOSEPH M. TRUTA
Douglas G. Ober,                             Joseph M. Truta,

CHAIRMAN AND CHIEF                           PRESIDENT
EXECUTIVE OFFICER

January 22, 1999


                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]




                       STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------
                                DECEMBER 31, 1998

ASSETS
Investments* at value:
   Common stocks and convertible securities
      (cost $755,117,210)                                                          $1,622,457,815
   Non-controlled affiliate, Petroleum & Resources Corporation
      (cost $22,153,015)                                                               35,083,081
   Short-term investments (cost $28,921,430)                                           28,921,430   $1,686,462,326
------------------------------------------------------------------------------------------------------------------------

Cash                                                                                                       211,380
Securities lending collateral                                                                          192,627,954
Dividends and interest receivable                                                                        1,955,936
Prepaid expenses and other assets                                                                        5,107,212
------------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                                                                1,886,364,808
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Open written option contracts at value (proceeds $956,238)                                               2,087,175
Obligations to return securities lending collateral                                                    192,627,954
Accrued expenses                                                                                         3,569,343
------------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                                                             198,284,472
------------------------------------------------------------------------------------------------------------------------
         NET ASSETS                                                                                 $1,688,080,336
========================================================================================================================


NET ASSETS
Common Stock at par value $1.00 per share, authorized 75,000,000
   shares; issued and outstanding 51,876,651 shares                                                $    51,876,651
Additional capital surplus                                                                             751,569,658
Undistributed net investment income                                                                      1,924,176
Undistributed net realized gain on investments                                                           3,570,117
Unrealized appreciation on investments                                                                 879,139,734
------------------------------------------------------------------------------------------------------------------------

         NET ASSETS APPLICABLE TO COMMON STOCK                                                      $1,688,080,336
========================================================================================================================

         NET ASSET VALUE PER SHARE OF COMMON STOCK                                                         $32.54
========================================================================================================================

*SEE SCHEDULE OF INVESTMENTS ON PAGES 11 THROUGH 14.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
4



                             STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                          YEAR ENDED DECEMBER 31, 1998


INVESTMENT INCOME
   Income:
      Dividends:
         From unaffiliated issuers                                                                    $ 18,818,643
         From non-controlled affiliate                                                                     939,367
      Interest                                                                                           6,189,364
------------------------------------------------------------------------------------------------------------------------

            TOTAL INCOME                                                                                25,947,374
------------------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                                1,243,741
      Administration and operations                                                                        516,950
      Directors' fees                                                                                      182,750
      Reports and stockholder communications                                                               299,276
      Transfer agent, registrar and custodian expenses                                                     365,444
      Auditing services                                                                                     50,955
      Legal services                                                                                        35,981
      Occupancy and other office expenses                                                                  237,246
      Travel, telephone and postage                                                                        132,135
      Other                                                                                                303,383
------------------------------------------------------------------------------------------------------------------------

            TOTAL EXPENSES                                                                               3,367,861
------------------------------------------------------------------------------------------------------------------------
            NET INVESTMENT INCOME                                                                       22,579,513
------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS
   Net realized gain on security transactions                                                           81,249,510
   Net realized gain distributed by regulated investment company
      (non-controlled affiliate)                                                                         1,683,988
   Change in unrealized appreciation on investments                                                    213,960,698
------------------------------------------------------------------------------------------------------------------------

            NET GAIN ON INVESTMENTS                                                                    296,894,196
------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $319,473,709
========================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]


                       STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                                ----------------------------------------

                                                                                  Dec. 31, 1998      Dec. 31, 1997
------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
   Net investment income                                                           $ 22,579,513       $ 20,784,601
   Net realized gain on investments                                                  82,933,498         71,696,127
   Change in unrealized appreciation on investments                                 213,960,698        242,729,911
------------------------------------------------------------------------------------------------------------------------

            CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                          319,473,709        335,210,639
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income                                                            (22,477,158)       (21,136,073)
   Net realized gain from investment transactions                                   (82,416,244)       (73,015,523)
------------------------------------------------------------------------------------------------------------------------

            DECREASE IN NET ASSETS FROM DISTRIBUTIONS                              (104,893,402)       (94,151,596)
------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
   Value of common shares issued in payment of optional distributions                49,329,604         44,350,986
------------------------------------------------------------------------------------------------------------------------

            TOTAL INCREASE IN NET ASSETS                                            263,909,911        285,410,029

NET ASSETS:
   Beginning of year                                                              1,424,170,425      1,138,760,396
------------------------------------------------------------------------------------------------------------------------

   End of year (including undistributed net investment
      income of $1,924,176 and $1,821,822, respectively)                         $1,688,080,336     $1,424,170,425
========================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
6

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

SECURITY VALUATION -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

AFFILIATED COMPANIES -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities including options, at December 31, 1998 was $807,791,666, and net unrealized appreciation aggregated $879,626,898, of which the related gross unrealized appreciation and depreciation were $898,357,790 and $18,730,892, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 1998 were $264,644,003 and $296,315,701, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 1998. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

On December 28, 1998, the Company issued 1,927,412 shares of its stock at a price of $25.5937 per share (market value) to stockholders of record November 23, 1998 who elected to take stock in payment of the distribution from 1998 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the year ended December 31, 1998.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 1998, 312,118 options were outstanding with a weighted average exercise price of $13.6549 per share. During 1998, the Company granted options, including stock appreciation rights, for 28,368

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]

--------------------------------------------------------------------------------

shares of common stock with an exercise price of $23.725 per share. During the year stock appreciation rights relating to 49,226 stock option shares were exercised at a weighted average market price of $26.1334 per share and the stock options relating to these rights which had a weighted average exercise price of $11.9102 per share were cancelled. In addition, stock options and stock appreciation rights relating to 36,959 shares which had a weighted average exercise price of $16.1834, were cancelled during the year ended December 31, 1998. At December 31, 1998, there were outstanding exercisable options to purchase 75,869 common shares at $8.80-17.17 per share (weighted average price of $11.0814), and unexercisable options to purchase 178,432 common shares at $10.115-23.725 per share (weighted average price of $14.2152). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.494 years and 6.364 years, respectively. Total compensation expense recognized in 1998 related to the stock options and stock appreciation rights plan was $654,083. At December 31, 1998, there were 932,078 shares available for future option grants.

5. RETIREMENT PLANS

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 1998 was $1,103,137, and consisted of service expense of $186,026, interest expense of $259,730, expected return on plan assets of $803,073, a net amortization credit of $212,348, and gain on settlement of $533,472.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate and the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1998, the projected benefit obligation for service rendered to date was $3,809,875. During 1998, the projected benefit obligation increased due to service cost and interest cost of $186,026 and $259,730 respectively, and decreased due to benefits paid in the amount of $198,886. The projected benefit obligation at December 31, 1998 was $4,056,745.

On January 1, 1998, the fair value of plan assets was $10,137,850. During 1998, the fair value of plan assets increased due to the expected return on plan assets of $803,073 and decreased due to benefits paid in the amount of $198,886. At December 31, 1998, the projected fair value of plan assets amounted to $10,742,037, which resulted in excess plan assets of $6,685,292. The remaining components of prepaid pension cost on December 31, 1998 included $2,043,080 in unrecognized gain, $356,266 in unrecognized prior service cost and $287,766 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 1998 was $4,710,712.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 1998 for employees and former employees of the Company was $3,386,055. Aggregate remuneration paid or accrued during the year ended December 31, 1998 to officers and directors amounted to $2,029,935.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $478,379 for the year ended December 31, 1998.

7. PORTFOLIO SECURITIES LOANED

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 1998, the Company had securities on loan of $188,608,479 and held collateral of $192,627,954.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
8

                            THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------



                       ILLUSTRATION OF AN ASSUMED 15 YEAR
                        INVESTMENT OF $10,000 (UNAUDITED)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1984-1998. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.




         Calendar    Market     Cumulative    Cumulative     Total     Total net
          Years      value     market value  market value    market      asset
                      of        of capital    of income      value       value
                    original      gains       dividends
                     shares   distributions   taken in
                                  taken in      shares
                                   shares
--------------------------------------------------------------------------------
           1984      $ 9,061      $   733      $   431      $10,225      $11,045
           1985       10,559        1,718          994       13,271       14,070
           1986       10,423        4,400        1,452       16,275       16,603
           1987        8,107        5,678        1,655       15,440       16,525
           1988        8,039        6,998        2,103       17,140       18,720
           1989        8,516        9,025        3,006       20,547       24,130
           1990        8,039        9,913        3,627       21,579       24,608
           1991       10,355       14,478        5,472       30,305       32,235
           1992       10,900       17,103        6,477       34,480       35,308
           1993        9,742       17,319        6,437       33,498       37,068
           1994        8,516       17,208        6,448       32,172       37,021
           1995       10,083       22,782        8,687       41,552       47,975
           1996       10,764       27,092       10,414       48,270       57,947
           1997       13,182       36,960       14,003       64,145       75,609
           1998       14,511       45,287       16,590       76,388       93,357
--------------------------------------------------------------------------------

                                                                               9
                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]


                              FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------



                                                                           Year Ended December 31
                                                         ---------------------------------------------------------------
                                                          1998          1997        1996         1995       1994
------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of year                    $28.51       $23.71       $21.36       $17.98     $19.78
------------------------------------------------------------------------------------------------------------------------

      Net investment income                                0.45         0.43         0.52         0.50       0.51
      Net realized gains and change in unrealized
         appreciation and other changes                    5.68         6.33         3.55         4.54      (0.71)
------------------------------------------------------------------------------------------------------------------------

   Total from investment operations                        6.13         6.76         4.07         5.04      (0.20)
------------------------------------------------------------------------------------------------------------------------
   Less distributions
      Dividends from net investment income                (0.45)       (0.44)       (0.52)       (0.52)     (0.50)
      Distributions from net realized gains               (1.65)       (1.52)       (1.20)       (1.14)     (1.10)
------------------------------------------------------------------------------------------------------------------------

Total distributions                                       (2.10)       (1.96)       (1.72)       (1.66)     (1.60)
------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                          $32.54       $28.51       $23.71       $21.36     $17.98
========================================================================================================================
   Per share market price, end of year                  $26.625     $24.1875       $19.75       $18.50    $15.625
------------------------------------------------------------------------------------------------------------------------



TOTAL INVESTMENT RETURN
   Based on market price                                   19.3%       33.1%        16.4%        29.5%    (3.7)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's)                 $1,688,080  $1,424,170   $1,138,760     $986,231  $798,298
   Ratio of expenses to average net assets                 0.22%       0.39%        0.34%        0.46%     0.33%
   Ratio of net investment income to
      average net assets                                   1.48%       1.61%        2.30%        2.51%     2.65%
   Portfolio turnover                                     22.65%      17.36%       19.60%       23.98%    19.23%
   Average brokerage commission rate                      $0.06       $0.06         $0.07        --         --
   Number of shares outstanding at
      end of year (in 000's)                             51,877      49,949        48,037       46,166    44,390
------------------------------------------------------------------------------------------------------------------------

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
10

                             SCHEDULE OF INVESTMENTS
----------------------------------------------------------------------------------------------------------------
                                DECEMBER 31, 1998


                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
----------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 98.2%
   BASIC INDUSTRIES -- 2.1%
      Consolidated Papers, Inc...........................................................375,000    $ 10,312,500
      E.I. du Pont de Nemours & Co.......................................................250,000      13,265,625
      Mead Corp..........................................................................400,000      11,725,000
                                                                                                    ------------
                                                                                                      35,303,125
                                                                                                    ------------
   CAPITAL GOODS-- 8.5%
      Boeing Co...........................................................................50,000       1,631,250
      Corning, Inc.......................................................................460,000      20,700,000
      Deere & Co.........................................................................280,000       9,205,000
      Dover Corp.........................................................................260,000       9,522,500
      Emerson Electric Co.................................................................73,000       4,416,500
      General Electric Co................................................................655,000      66,810,000
      The BFGoodrich Co..................................................................110,000       3,946,250
      Minnesota Mining & Manufacturing Co................................................170,000      12,091,250
      Pall Corp..........................................................................600,000      15,187,500
                                                                                                    ------------
                                                                                                     143,510,250
                                                                                                    ------------
   CONSUMER -- 14.2%
      CONSUMER DISTRIBUTION-- 1.8%
      American Stores Co.................................................................224,500       8,292,469
      Borders Group, Inc. (B)............................................................195,000       4,862,813
      Dillard Department Stores, Inc.....................................................200,000       5,675,000
      Polo Ralph Lauren Corp. (B)........................................................175,000       3,357,813
      Tiffany & Co.......................................................................170,000       8,818,750
                                                                                                    ------------
                                                                                                      31,006,845
                                                                                                    ------------
      CONSUMER SERVICES-- 3.2%
      CBRL Group, Inc....................................................................340,000       7,926,250
      Houston Industries Inc. 7.00% Conv. DECS due 2000..................................150,000      15,956,250
      McDonald's Corp....................................................................305,000      23,427,813
      MediaOne Group, Inc. (B)...........................................................150,000       7,050,000
                                                                                                    ------------
                                                                                                      54,360,313
                                                                                                    ------------

      CONSUMER STAPLES-- 9.2%
      Best Foods Inc.....................................................................255,000      13,578,750
      Campbell Soup Co...................................................................380,000      20,900,000
      Coca-Cola Co.......................................................................170,000      11,390,000
      Dean Foods Co......................................................................270,000      11,019,375
      Fort James Corp....................................................................450,000      18,000,000
      Gillette Co........................................................................439,120      20,995,425
      Interstate Bakeries Corp...........................................................138,000       3,648,375
      Ivex Packaging Corp. (B)...........................................................550,000      12,787,500
      PepsiCo, Inc.......................................................................295,000      12,058,125
      Procter & Gamble Co................................................................230,000      21,001,875
      Ralston Purina 7.00% SAILS due 2000................................................180,000       9,405,000
                                                                                                    ------------
                                                                                                     154,784,425
                                                                                                    ------------

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]

                       SCHEDULE OF INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                                DECEMBER 31, 1998

                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
----------------------------------------------------------------------------------------------------------------
    ENERGY -- 5.4%
      British Petroleum plc ADR..........................................................150,000   $  13,612,500
      Enron Corp.........................................................................100,000       5,706,250
      Mobil Corp.........................................................................120,000      10,455,000
      Petroleum & Resources Corporation (C)............................................1,145,570      35,083,081
      Royal Dutch Petroleum Co...........................................................180,000       8,617,500
      Schlumberger Ltd....................................................................88,400       4,099,550
      Unocal Capital Trust $3.125 Conv. Pfd..............................................111,600       5,433,525
      Williams Companies, Inc............................................................243,000       7,578,563
                                                                                                     -----------
                                                                                                      90,585,969
                                                                                                     -----------

    FINANCIAL -- 18.1%
      BANKING -- 11.1%
      Associates First Capital Corp.  Ser. A.............................................546,800      23,170,650
      Banc One Corp......................................................................330,000      16,850,625
      Federal Home Loan Mortgage Corp....................................................360,000      23,197,500
      Greenpoint Financial Corp..........................................................425,000      14,928,125
      Investors Financial Services Corp..................................................240,000      14,310,000
      Mellon Bank Corp...................................................................210,000      14,437,500
      National City Corp..................................................................80,000       5,800,000
      Peoples Heritage Financial Group...................................................474,000       9,480,000
      Provident Bankshares Corp..........................................................289,405       7,198,954
      Southwest Bancorp. of Texas, Inc. (B)..............................................350,000       6,256,250
      Wachovia Corp......................................................................190,000      16,613,125
      Wells Fargo & Co...................................................................550,000      21,965,625
      Wilmington Trust Corp..............................................................210,000      12,941,250
                                                                                                     -----------
                                                                                                     187,149,604
                                                                                                     -----------
      INSURANCE -- 7.0%
      AMBAC Financial Group, Inc.........................................................379,600      22,847,175
      American International Group, Inc..................................................405,000      39,133,125
      Annuity & Life Re (Holdings), Ltd..................................................700,000      18,900,000
      Reinsurance Group of America, Inc..................................................299,850      20,989,500
      Salomon Inc. 7.625% Exch. Notes due 1999 (D).......................................375,000      16,382,813
                                                                                                     -----------
                                                                                                     118,252,613
                                                                                                     -----------
   HEALTH CARE -- 14.5%
      DRUGS -- 10.9%
      ALZA Corp. (B).....................................................................500,000      26,125,000
      American Home Products Corp........................................................325,000      18,321,875
      Baxter International...............................................................245,000      15,756,562
      Chiron Corp. (B)...................................................................435,000      11,391,562
      Elan Corp., plc ADR (B)............................................................350,000      24,478,125
      Forest Laboratories, Inc. (B)......................................................330,000      17,551,875
      Lilly (Eli) & Co...................................................................310,000      27,551,250
      Merck & Co., Inc...................................................................170,000      25,075,000
      SmithKline Beecham plc ADR.........................................................260,000      18,070,000
                                                                                                     -----------
                                                                                                     184,321,249
                                                                                                     -----------

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
12

                       SCHEDULE OF INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                                DECEMBER 31, 1998

                                                                                     Prin. Amt.
                                                                                       or Shares       Value (A)
----------------------------------------------------------------------------------------------------------------
      MEDICAL SUPPLIES AND SERVICES -- 3.6%
      Abbott Laboratories................................................................480,000   $  23,520,000
      American Retirement Corp. 5.75% Conv. Sub. Debs. due 2002.......................$4,000,000       3,360,000
      American Retirement Corp. (B)......................................................151,100       2,370,381
      Integrated Health Services, Inc. 5.75% Conv. Sub. Debs. due 2001................$6,675,000       5,940,750
      Integrated Health Services, Inc. (B)...............................................180,564       2,550,466
      Sunrise Assisted Living, Inc. (B)..................................................440,000      22,825,000
                                                                                                     -----------
                                                                                                      60,566,597
                                                                                                     -----------

    TECHNOLOGY -- 18.2%
      COMMUNICATION EQUIPMENT  -- 5.6%
      Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub. Debs. due 2000.....................$120,000         765,000
      Ericsson (L.M.) Telephone Co. ADR (B)..............................................750,000      17,953,125
      Lucent Technologies Inc............................................................105,000      11,543,438
      Motorola, Inc. LYONs due 2009.....................................................$650,000         721,500
      Motorola, Inc......................................................................150,000       9,159,375
      Nokia Corp. Pfd. ADR...............................................................300,000      36,131,250
      Northern Telecom Ltd...............................................................380,000      19,000,000
                                                                                                     -----------
                                                                                                      95,273,688
                                                                                                     -----------
      COMPUTER RELATED -- 8.1%
      Affiliated Computer Services, Inc. (B)..............................................63,500       2,857,500
      Cisco Systems, Inc. (B)............................................................468,750      43,505,859
      DST Systems Inc. (B)...............................................................360,000      20,542,500
      First Data Corp....................................................................343,980      10,964,362
      Hewlett-Packard Co.................................................................275,000      18,785,938
      QRS Corp. (B)......................................................................425,000      20,400,000
      Sterling Commerce, Inc. (B)........................................................420,000      18,900,000
                                                                                                     -----------
                                                                                                     135,956,159
                                                                                                     -----------
      ELECTRONICS -- 4.5%
      Intel Corp.........................................................................170,000      20,155,625
      Solectron Corp. (B)................................................................600,000      55,762,500
                                                                                                     -----------
                                                                                                      75,918,125
                                                                                                     -----------
    TRANSPORTATION -- 2.9%
      Delta Air Lines, Inc...............................................................300,142      15,607,384
      FDX Corp. (B)......................................................................260,000      23,188,750
      Ryder System, Inc..................................................................400,000      10,400,000
                                                                                                     -----------
                                                                                                      49,196,134
                                                                                                     -----------
    UTILITIES -- 14.3%
      ELECTRIC AND GAS UTILITIES -- 6.1%
      Black Hills Corp...................................................................555,000      14,638,125
      CINergy Corp.......................................................................300,000      10,312,500
      ENDESA, S.A. ADR...................................................................450,000      12,150,000
      LG&E Energy Corp...................................................................400,000      11,325,000
      New Century Energies, Inc..........................................................250,000      12,187,500
      Northwestern Corp..................................................................445,000      11,764,688
      TECO Energy, Inc...................................................................300,000       8,456,250
      United Water Resources Inc.........................................................600,000      14,362,500
      Washington Gas Light Co............................................................257,000       6,939,000
                                                                                                     -----------
                                                                                                     102,135,563
                                                                                                     -----------

                                                                              13
                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]



                       SCHEDULE OF INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                DECEMBER 31, 1998


                                                                                      Prin. Amt.
                                                                                       or Shares       Value (A)
----------------------------------------------------------------------------------------------------------------
      TELEPHONE UTILITIES -- 8.2%
      AirTouch Communications (B)...............................................        115,000   $    8,330,312
      Ameritech Corp............................................................        310,000       19,646,250
      BellSouth Corp............................................................        440,000       21,945,000
      Frontier Corp.............................................................        101,000        3,434,000
      MCI WorldCom, Inc. (B)....................................................        420,000       30,135,000
      MediaOne Group, Inc. 6.25% PIES due 2001..................................         85,000        5,652,500
      NEXTEL Communications, Inc. (B)...........................................         95,000        2,244,375
      Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003 (D)...        125,000        5,812,500
      Qwest Communications International, Inc. (B)..............................        411,406       20,570,300
      SBC Communications Inc....................................................        400,000       21,450,000
                                                                                                  --------------
                                                                                                     139,220,237
                                                                                                  --------------

    TOTAL STOCKS AND CONVERTIBLE SECURITIES
      (Cost $777,270,225)(E)....................................................                   1,657,540,896
                                                                                                  --------------
   SHORT-TERM INVESTMENTS -- 1.7%
      U.S. GOVERNMENT OBLIGATIONS -- 1.2%.......................................
      U.S. Treasury Bills, 4.45%, due 2/25/99...................................     $20,000,000      19,864,089
                                                                                                  --------------
      COMMERCIAL PAPER -- 0.5%
      Ford Motor Credit Corp., 5.65%, due 1/7/99................................      $4,135,000       4,131,106
      General Electric Capital Corp., 5.95-6.08%, due 1/5/99-1/6/99.............      $4,930,000       4,926,235
                                                                                                  --------------
                                                                                                       9,057,341
                                                                                                  --------------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $28,921,430)........................................................                      28,921,430
                                                                                                  --------------
   TOTAL INVESTMENTS
      (Cost $806,191,655)                                                                          1,686,462,326
         Cash, receivables and other assets, less liabilities...................                       1,618,010
                                                                                                  --------------
   Net Assets-- 100.0%..........................................................                  $1,688,080,336
================================================================================================================

Notes:

(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying. (C) Non-controlled affiliate.
(D) Restricted securities (Salomon Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100 and Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750).
(E) The aggregate market value of stocks held in escrow at December 31, 1998 covering open call option contracts written was $20,631,250. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $9,720,906.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
14

                    PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
-------------------------------------------------------------------------------------------------------------------


                 DURING THE THREE MONTHS ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                                        Shares
                                                                       ---------------------------------------------
                                                                                                           Held
                                                                       Additions        Reductions     Dec. 31, 1998
                                                                       ---------        ----------     -------------
Associates First Capital Corp. Ser. A................................  273,400(1)                        546,800
American Stores Co...................................................  124,500                           224,500
Baxter International.................................................  245,000                           245,000
BellSouth Corp.......................................................  220,000(1)                        440,000
Consolidated Papers, Inc.............................................  150,000                           375,000
Delta Air Lines, Inc.................................................  150,071(1)                        300,142
Enron Oil &Gas Co....................................................  208,000(2)         208,000           --
Frontier Corp........................................................  101,000                           101,000
Northwestern Corp....................................................  445,000                           445,000
NEXTEL Communications Inc............................................   75,000            120,000         95,000
Pall Corp............................................................  150,000                           600,000
Qwest Communications
    International, Inc. 5.75% TRENDS Pfd. due 2003...................  125,000                           125,000
Williams Companies, Inc..............................................  106,000                           243,000
Boeing Co............................................................                     148,400         50,000
Caterpillar Inc......................................................                     270,000           --
Enron Corp. 6.25% Exch. Notes due 1998 ..............................                     411,900(2)        --
Penney (J.C.) Co., Inc...............................................                     180,000           --
Qwest Communications International, Inc..............................                     125,000        411,406
----------

(1) By stock split.
(2) Received a share of Enron Oil & Gas Co. in exchange for each share of Enron Corp. 6.25% Exch. Notes held.

                                 ---------------

                                  COMMON STOCK
                      Listed on the New York Stock Exchange
                            and the Pacific Exchange

                            THE ADAMS EXPRESS COMPANY
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                          WEBSITE: www.adamsexpress.com
                        E-MAIL: contact@adamsexpress.com
                   TELEPHONE: (410) 752-5900 or (800) 638-2479
                       COUNSEL: Chadbourne & Parke L.L.P.

               INDEPENDENT ACCOUNTANTS: PricewaterhouseCoopers LLP

               TRANSFER AGENT, REGISTRAR & CUSTODIAN OF SECURITIES
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286

           The Bank's Shareholder Relations Department: (800) 432-8224

                      E-mail: Shareowner-svcs@bankofny.com


                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
THE ADAMS EXPRESS COMPANY:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company, hereafter referred to as the "Company", at December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.






PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
January 12, 1999

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
16

                          SHAREHOLDER INFO AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

HOW DO I INVEST IN ADAMS EXPRESS?
Adams Express common stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 18).

WHERE DO I GET INFORMATION ON THE STOCK'S PRICE, TRADING AND/OR NET ASSET VALUE?

The DAILY net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The WEEK-ENDING NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams' daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

HOW DO I REPLACE A LOST CERTIFICATE(S) OR HOW DO I CORRECT A SPELLING ERROR ON MY CERTIFICATE?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

CAN YOU SEND MY DIVIDEND CHECKS DIRECTLY TO MY BANK?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, the Bank cannot electronically transfer funds at this time.)


WHO DO I NOTIFY OF A CHANGE OF ADDRESS?

The Transfer Agent.

WE GO TO FLORIDA (ARIZONA) EVERY WINTER. HOW DO WE GET OUR MAIL FROM ADAMS EXPRESS?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the Bank.

I WANT TO GIVE SHARES TO MY CHILDREN, GRANDCHILDREN, ETC. AS A GIFT. HOW DO I GO ABOUT IT?

Giving shares of Adams Express is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]

--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1 and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all STOCKHOLDERS OF RECORD are sent a dividend announcement notice and an election card in mid-November.

STOCKHOLDERS HOLDING SHARES IN "STREET" OR BROKERAGE ACCOUNTS MAY MAKE THEIR ELECTION BY NOTIFYING THEIR BROKER REPRESENTATIVE.

BUYDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our Transfer Agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was replaced and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares without going through a broker. Direct purchase plans are growing in popularity and Adams Express is pleased to be one of the first closed-end funds to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                              $7.50
A ONE-TIME FEE FOR NEW ACCOUNTS WHO ARE NOT CURRENTLY
REGISTERED HOLDERS.

Optional Cash Investments
   Service Fee                    $2.50 per investment
   Brokerage Commission                $0.05 per share

Reinvestment of Dividends**
   Service Fee                  10% of amount invested
                     (maximum of $2.50 per investment)
   Brokerage Commission                $0.05 per share

Sale of Shares
   Service Fee                                  $10.00
   Brokerage Commission                $0.05 per share

Deposit of Certificates for safekeeping       Included

Book to Book Transfers                        Included
TO TRANSFER SHARES TO ANOTHER PARTICIPANT OR TO A NEW PARTICIPANT
FEES ARE SUBJECT TO CHANGE AT ANY TIME.

MINIMUM AND MAXIMUM CASH INVESTMENTS
Initial minimum investment (non-holders)       $500.00
Minimum optional investment
   (existing holders)                           $50.00
Maximum per transaction                     $25,000.00
Maximum per year                                  NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

FOR NON-REGISTERED SHAREHOLDERS
For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.


                                   ----------

THE COMPANY
The Adams Express Company
Lawrence L. Hooper, Jr.,
Secretary and General Counsel
Seven St. Paul Street,
  Suite 1140
Baltimore, MD 21202
(800) 638-2479
Website:
www.adamsexpress.com
E-mail:
contact @adamsexpress.com


THE TRANSFER AGENT
The Bank of New York
Shareholder Relations
  Dept.-8W
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 432-8224
Website:
http://stock.bankofny.com
E-mail:
Shareowner-svcs@
bankofny.com

*BuyDIRECT IS A SERVICE MARK OF THE BANK OF NEW YORK.
**THE YEAR-END DIVIDEND AND CAPITAL GAIN DISTRIBUTION WILL USUALLY BE MADE IN NEWLY ISSUED SHARES OF COMMON STOCK. THERE WILL BE NO FEES OR COMMISSIONS IN CONNECTION WITH THIS DIVIDEND AND CAPITAL GAINS DISTRIBUTION WHEN MADE IN NEWLY ISSUED SHARES.

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
18


                         HISTORICAL FINANCIAL STATISTICS
------------------------------------------------------------------------------------------------------------------------





                                                                                         Dividends    Distributions
                                                                                         From Net       From Net
                                                        Common          Net Asset       Investment      Realized
                                Value Of                Shares            Value           Income          Gains
Dec. 31                        Net Assets             Outstanding       Per Share        Per Share      Per Share
------------------------------------------------------------------------------------------------------------------------

1984                         $ 364,880,744            20,320,139          $17.96          $.78           $1.33
1985                           437,819,395            21,313,202           20.54           .72            1.20
1986                           468,344,507            24,004,882           19.51           .71            3.74
1987                           427,225,965            26,833,998           15.92           .78            2.66
1988                           455,825,580            28,295,508           16.11           .50            1.32
1989                           550,091,129            29,982,939           18.35           .70            1.36
1990                           529,482,769            31,479,340           16.82           .66            1.06
1991                           661,895,779            32,747,497           20.21           .54            1.09
1992                           696,924,779            34,026,625           20.48           .46            1.16
1993                           840,610,252            42,497,665           19.78           .45            1.18
1994                           798,297,600            44,389,990           17.98           .50            1.10
1995                           986,230,914            46,165,517           21.36           .52            1.14
1996                         1,138,760,396            48,036,528           23.71           .52            1.20
1997                         1,424,170,425            49,949,239           28.51           .44            1.52
1998                         1,688,080,336            51,876,651           32.54           .45            1.65





                                   ----------
                                   Stock Data
                                   ----------


                    Price (12/31/98)                                $26 5/8
                    Net Asset Value (12/31/98)                       $32.54
                    Discount:                                         18.2%

         New York Stock Exchange and Pacific Exchange ticker symbol: ADX Newspaper stock listings are generally under the abbreviation: AdaEx

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.
--------------------------------------------------------------------------------

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
                                                                              19

                            THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------


BOARD OF DIRECTORS (with their principal affiliations)

Enrique R. Arzac(1,3)
PROFESSOR OF FINANCE
AND ECONOMICS
COLUMBIA UNIVERSITY

Allan Comrie(1,3)
RETIRED PRESIDENT OF
U.S. & FOREIGN
SECURITIES CORPORATION

Daniel E. Emerson(2,4)
RETIRED EXECUTIVE VICE PRESIDENT
NYNEX CORPORATION

Thomas H. Lenagh(2,4)
FINANCIAL ADVISOR

W.D. MacCallan(1,3)
RETIRED CHAIRMAN OF THE COMPANY AND PETROLEUM & RESOURCES CORPORATION

W. Perry Neff(3,4)
RETIRED EXECUTIVE VICE PRESIDENT
CHEMICAL BANK

Douglas G. Ober(1)
CHAIRMAN OF THE COMPANY

Landon Peters(1,2)
PRIVATE INVESTOR

John J. Roberts(1,4)
SENIOR ADVISOR, AMERICAN
INTERNATIONAL GROUP, INC.

Robert J.M. Wilson(2,4)
RETIRED PRESIDENT OF THE COMPANY AND PETROLEUM & RESOURCES CORPORATION

OFFICERS


Douglas G. Ober
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Joseph M. Truta
PRESIDENT

Richard F. Koloski
EXECUTIVE VICE PRESIDENT

Richard B. Tumolo
VICE PRESIDENT -- RESEARCH

Maureen A. Jones
VICE PRESIDENT AND TREASURER

Lawrence L. Hooper, Jr.
SECRETARY AND GENERAL COUNSEL

Christine M. Griffith
ASSISTANT TREASURER

Geraldine H. Stegner
ASSISTANT SECRETARY




1. MEMBER OF EXECUTIVE COMMITTEE
2. MEMBER OF AUDIT COMMITTEE
3. MEMBER OF COMPENSATION COMMITTEE
4. MEMBER OF RETIREMENT BENEFITS COMMITTEE

                  [ADAMS EXPRESS COMPANY'S LOGO APPEARS HERE]
20

THE ADAMS EXPRESS COMPANY
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adamsexpress.com



[GRAPHIC APPEARS HERE]

Printed On Recycled Paper